                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant / /

Filed by a party other than the registrant /X/

Check the appropriate box:

   / /  Preliminary proxy statement        / /  Confidential, for Use of the
                                                Commission Only (as permitted by
   / /  Definitive proxy statement              Rule 14a-6(e)(2))

   / /  Definitive additional materials

   /X/  Soliciting material pursuant to
        Rule 14a-11(c) or Rule 14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
               (Name of Registrant as Specified In Its Charter)

                           H. F. AHMANSON & COMPANY
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

   /X/  No fee required.

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

   / /  Fee paid previously with preliminary materials.

   / /  Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement No.:

        (3) Filing Party:

        (4) Date Filed:

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]                                                        OF AMERICA]


                           WE RESPECTFULLY DISAGREE:
                        THE NUMBERS JUST DON'T COMPUTE

                              CHARLES R. RINEHART
                                      AND
                                KEVIN M. TWOMEY

                           H. F. AHMANSON & COMPANY
                                 MARCH 10, 1997

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]                   CAUTIONARY STATEMENT                 OF AMERICA]

--------------------------------------------------------------------------------

     THIS PRESENTATION AND THE ACCOMPANYING SLIDES CONTAIN CERTAIN FORWARD LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF AHMANSON AND, ASSUMING THE CONSUMMATION OF THE PROPOSED MERGER, A COMBINED AHMANSON/GREAT WESTERN FINANCIAL CORPORATION, INCLUDING STATEMENTS RELATING TO: (A) THE COST SAVINGS AND ACCRETION TO CASH EARNINGS AND REPORTED EARNINGS THAT WILL BE REALIZED FROM THE PROPOSED MERGER;
(B) THE IMPACT ON REVENUES OF THE PROPOSED MERGER, INCLUDING THE POTENTIAL FOR ENHANCED REVENUES AND THE IMPACT ON REVENUES OF CONSOLIDATION OF RETAIL BRANCHES AND OTHER OPERATIONS AS PLANNED; (C) AHMANSON'S STOCK PURCHASE PROGRAM; AND (D) THE RESTRUCTURING CHARGES EXPECTED TO BE INCURRED IN CONNECTION WITH THE PROPOSED MERGER. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) EXPECTED COST SAVINGS FROM THE PROPOSED MERGER CANNOT BE FULLY REALIZED OR REALIZED WITHIN THE EXPECTED TIME FRAME; (2) REVENUES FOLLOWING THE PROPOSED MERGER ARE LOWER THAN EXPECTED; (3) COMPETITIVE PRESSURE AMONG DEPOSITORY INSTITUTIONS INCREASES SIGNIFICANTLY; (4) COSTS OR DIFFICULTIES RELATED TO THE INTEGRATION OF THE BUSINESSES OF AHMANSON AND GREAT WESTERN FINANCIAL CORPORATION ARE GREATER THAN EXPECTED; (5) CHANGES IN THE INTEREST RATE ENVIRONMENT REDUCE INTEREST MARGINS; (6) GENERAL ECONOMIC CONDITIONS, EITHER NATIONALLY OR IN THE STATES IN WHICH THE COMBINED COMPANY WILL BE DOING BUSINESS, ARE LESS FAVORABLE THAN EXPECTED; OR (7) LEGISLATION OR REGULATORY CHANGES ADVERSELY AFFECT THE BUSINESSES IN WHICH THE COMBINED COMPANY WOULD BE ENGAGED. FURTHER INFORMATION ON OTHER FACTORS WHICH COULD AFFECT THE FINANCIAL RESULTS OF AHMANSON AFTER THE PROPOSED MERGER IS INCLUDED IN FILINGS BY AHMANSON WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), INCLUDING A REGISTRATION STATEMENT ON FORM S-4 FILED WITH THE COMMISSION ON FEBRUARY 18, 1997, AND THE COMMISSION FILINGS INCORPORATED BY REFERENCE THEREIN. AHMANSON BELIEVES THAT THE INFORMATION REGARDING THE PROPOSED WASHINGTON MUTUAL/GREAT WESTERN MERGER IS SUBJECT TO SIMILAR QUALIFICATIONS AND UNCERTAINTIES. ALTHOUGH THIS PRESENTATION INCLUDES INFORMATION CONCERNING WASHINGTON MUTUAL AND GREAT WESTERN INSOFAR AS IT IS KNOWN OR REASONABLY AVAILABLE TO AHMANSON, AHMANSON DOES NOT HAVE ACCESS TO THE BOOKS AND RECORDS OF EITHER COMPANY. THEREFORE, INFORMATION CONCERNING GREAT WESTERN AND WASHINGTON MUTUAL THAT HAS NOT BEEN MADE PUBLIC IS NOT AVAILABLE TO AHMANSON. CONSEQUENTLY, WITH RESPECT TO WASHINGTON MUTUAL, GREAT WESTERN AND THEIR PROPOSED MERGER, AHMANSON HAS RELIED ENTIRELY ON PUBLICLY AVAILABLE INFORMATION WITHOUT INDEPENDENT VERIFICATION. MOREOVER, AHMANSON NOTES THAT THE NEED TO RELY SOLELY ON SUCH PUBLICLY AVAILABLE INFORMATION MAY AFFECT THE JUDGMENTS UNDERLYING AN EVALUATION OF THE FINANCIAL AND OTHER PROJECTED INFORMATION DISCUSSED HEREIN.

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]                                                        OF AMERICA]

--------------------------------------------------------------------------------

Let's compare the:

 .  Offers

 .  Relevant management experience

 .  Execution risks

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]                     THE WAMU OFFER                     OF AMERICA]

--------------------------------------------------------------------------------


 . EPS Dilutive

 . Extraordinarily aggressive assumptions

    . Unprecedented revenue and asset growth
    . Unachievable cost savings

 . High execution risk

 . Aggressive cost savings and revenue enhancements are totally incompatible

 . Proven management, but not for this deal

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]                    THE AHM OFFER                       OF AMERICA]

--------------------------------------------------------------------------------

 . Highly accretive (cash and reported EPS)

 . Achievable base assumptions

     . No revenue enhancements

     . Cost saves

     . Financial flexibility with stock buyback

 .  Equal if not better opportunity for revenue enhancements compared to WAMU

 .  Low execution risk

 .  Fundamentally sound transaction

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]                                                        OF AMERICA]

--------------------------------------------------------------------------------

                                THE WAMU OFFER

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                  THE WAMU OFFER                    HOME SAVINGS
 & COMPANY]              WHAT THEY WANT YOU TO BELIEVE             OF AMERICA]

--------------------------------------------------------------------------------

 .  Significant accretion

 .  Their revenue enhancements are conservative

 .  Their cost savings are achievable

 .  Low risk transaction

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                   THE WAMU OFFER                   HOME SAVINGS
 & COMPANY]                     HOW THEY GOT THERE                 OF AMERICA]

-------------------------------------------------------------------------------

-------------------------------------------------------------
(dollars in millions, after-tax)     1997      1998     1999
-------------------------------------------------------------
WAMU Estimated Net Income            $471     $  556   $  623/(1)/
GWF Estimated Net Income              397        434      470
                                     ====     ======   ======
Total Estimated Net Income            868        990    1,093
Net Interest Income Pickup              0         68       98/(2)//(3)/
Fee Income Increases                    0         36       53/(3)/
Cost Savings                            9        125      204/(4)/
                                     ====     ======   ======
Pro Forma Net Income                 $877     $1,218   $1,448

(1) 12% growth vs. 18% in 1998 and projected at least 15%

(2) 37% return on excess capital

(3) Almost double revenue projections of comparables

(4) Between 1.45 and 1.90 times cost save projections of comparables

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                  THE WAMU OFFER                    HOME SAVINGS
 & COMPANY]                 WHAT WE WILL DEMONSTRATE               OF AMERICA]

--------------------------------------------------------------------------------

 .  Transaction dilutive without revenue enhancements

 .  Revenue enhancements unachievable
   -  Historically unprecedented
   -  Based on unrealistic assumptions

 .  Cost savings overstated
   -  Historically unprecedented
   -  Based on unrealistic assumptions

 .  High risk transaction

 .  1999 accretion bolstered by reduced stand-alone growth assumptions

[LOGO OF                                                        [LOGO OF
 H. F. AHMANSON                                                  HOME SAVINGS
 & COMPANY              REVENUE ENHANCEMENTS OVERSTATED          OF AMERICA]

--------------------------------------------------------------------------------

 .  In the vast majority of acquisitions, no revenue enhancements are projected
                                         --
   or required to create accretion

 .  WAMU revenue enhancements are almost double those of the transactions that
                                        ------
   did utilize revenue enhancements


                                                              % of
                                         Revenue           Acquiree's
(dollars in millions)                  Enhancement          Revenues
--------------------------------------------------------------------
First Union / First Fidelity           $287                16%

NBD / First Chicago                      50                 2%

PNC / Midlantic                          88                10%

Nations / Boatmens                      180                 7%

First Bank / Metropolitan                 9                 5%

AVERAGE                                                     8%

--------------------------------------------------------------------
WAMU / GWF                             $251                15%
--------------------------------------------------------------------
WAMU / GWF as % of Average                                188%
--------------------------------------------------------------------

[LOGO OF                                                        [LOGO OF
 H. F. AHMANSON                  THE WAMU OFFER                  HOME SAVINGS
 & COMPANY]                   GWF LOAN ORIGINATIONS              OF AMERICA]

--------------------------------------------------------------------------------

                             RESIDENTIAL MORTGAGES
                                ($ in billions)

                             [GRAPH APPEARS HERE]

1996......... $ 4.0
1998......... $11.2

                                CONSUMER LOANS
                                ($ in billions)

                             [GRAPH APPEARS HERE]

1996.........  $0.0
1998.........  $1.5

 . Even if this unrealistic growth can be achieved, what are the implications for credit and interest rate risk and ability to achieve cost savings?

[LOGO OF                                                        [LOGO OF
 H. F. AHMANSON                  THE WAMU OFFER                  HOME SAVINGS
 & COMPANY]                NET INTEREST INCOME PICKUP            OF AMERICA]

--------------------------------------------------------------------------------

Loan growth is supported by "excess" capital, including preferred issuance

 . Why is the net $222 million after-tax restructuring charge not reflected?


(dollars in millions)                           1998         1999
                                               ------       ------
"Excess" Capital/(1)/                          $ 136        $ 359
Preferred Issuance/(1)/                          125          125
                                               ------       ------
  Total "Excess" Capital Generated               261          484
Impact of Restructure Charge                    (222)        (222)
                                               ------       ------
  True "Excess" Capital                        $  39        $ 262

  (1)  As shown in investor presentation as of 3/6/97

[LOGO OF                                                      [LOGO OF
 H. F. AHMANSON                 THE WAMU OFFER                 HOME SAVINGS
 & COMPANY]               NET INTEREST INCOME PICKUP           OF AMERICA]

--------------------------------------------------------------------------------

AHM's use of share repurchase implies an after-tax rate of return of approximately 8%

(dollars in millions)                       1998               1999
                                           ------             ------
After-tax pickup                            $ 68               $ 98
What we are asked to believe:
  Total "Excess" Capital Generated          $261               $484
    -Implied return                           26%                20%

True "Excess" Capital                       $ 39               $262
    -Implied return                          174%                37%

Adjusted return at an 8% level
    -Total "Excess" Capital Generated       $ 21               $ 39
    -True "Excess" Capital                     3                 21
-------------------------------------------------------------------
Overstatement                               $ 65               $ 77
-------------------------------------------------------------------

[LOGO OF                                                         [LOGO OF
 H. F. AHMANSON                   THE WAMU OFFER                  HOME SAVINGS
 & COMPANY]                     FEE INCOME GROWTH*                OF AMERICA]

-------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

                            1997 to 1998 Growth
                            -------------------
GWF........................          9%
GWF + Enhancements.........         28%
WAMU.......................         13%
WAMU + GWF.................         11%
WAMU + GWF
+ Enhancements.............         21%

 .  Why did WAMU not project any income synergies in the ASB and

   Pacific First transactions?

 .  Where are the expenses associated with the fee enhancements?

* Lehman Brothers research reports dated Jan. 6, 1997 for WAMU and Jan. 3, 1997 for GWF

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                  THE WAMU OFFER                    HOME SAVINGS
 & COMPANY]                  COST SAVINGS OVERSTATED               OF AMERICA]

--------------------------------------------------------------------------------

 .  Unprecedented cost saves by a wide margin
   -- whatever the "comparable" benchmark

 . Assumes in-market cost saves for what is really more a market extension transaction

 . Projects 85% of Ahmanson's cost saves despite having less than one-half the branch overlap

[LOGO OF                                                        [LOGO OF
 H. F. AHMANSON                   THE WAMU OFFER                 HOME SAVINGS
 & COMPANY]               COST SAVINGS--WHAT THEY SAID           OF AMERICA]

--------------------------------------------------------------------------------

                                      1998           1999
                                  -----------    -----------
(dollars in millions)             Amount    %    Amount    %
                                  ----   ----    ----   ----
Admin / Finance                   $ 52     41%   $ 65     51%
Lending                             15     11      69     49
Corporate Operations                56     25      96     43
Retail Banking                      77     21      99     27
Subsidiaries                         8      5      11      7
                                  ----   ----    ----   ----
     Total Pre-tax                $208     23%   $340     38%

 . OOPS....THE NUMBERS DON'T COMPUTE

    -- Dividing % by line item savings results in operating expenses of approximately $1 billion

    -- Dividing % by total pre-tax cost savings results in operating expenses of approximately $0.9 billion

  [LOGO OF                                                   [LOGO OF
   H. F. AHMANSON         WAMU/GWF IS PRINCIPALLY A           HOME SAVINGS
   & COMPANY]              MARKET EXTENSION MERGER            OF AMERICA]

-------------------------------------------------------------------------------

                                                              Projected
  Transaction                                                 Cost Saves
  ------------------------------------------------------------------------
  US Bancorp / West One                                           23%

  First Union / First Fidelity                                    18%

  First Chicago / NBD                                             15%

  Boatmens / Fourth Financial                                     24%

  National City / Integra                                         21%

  Charter One / First Fed                                         21%

  WAMU / American Savings                                         20%

  First Bank System / First Interstate                            22%
                                                                  ===
      Average                                                     20%

  ========================================================================
  PROJECTED COST SAVINGS:
    AS A % OF GWF'S TOTAL EXPENSES                                38%
    AS A % OF AVERAGE                                            190%
  ========================================================================

[LOGO OF                                                           [LOGO OF
 H. F. AHMANSON           COMPARISON TO IN-MARKET DEALS             HOME SAVINGS
 & COMPANY]                        OVERSTATED                       OF AMERICA]

--------------------------------------------------------------------------------

                                                        Projected
           Transaction                                  Cost Saves
           -------------------------------------------------------
           Fleet / Shawmut                                 44%

           PNC / Midlantic                                 30%

           Chemical / Chase                                40%

           UJB / Summit                                    48%

           CoreStates / Meridian                           35%

           Mercantile / Roosevelt                          37%

           Wells / First Interstate                        46%

           Bank of Boston / BayBanks                       39%
           =======================================================
                Average                                    40%

           =======================================================
           PROJECTED COST SAVINGS:
               AS A % OF GWF'S CA EXPENSES                 58%
               AS A % OF AVERAGE                          145%
           =======================================================

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                 THE WAMU OFFER                     HOME SAVINGS
 & COMPANY]                COST SAVINGS: COMPARABLES               OF AMERICA]

--------------------------------------------------------------------------------

WAMU's projections are significantly overstated if cost savings are normalized to comparable transactions

  .   Market extension mergers
      -- Cost savings overstated by $170 million

  .   In-market mergers
      -- Cost savings overstated by $107 million

[LOGO OF                                                           [LOGO OF
 H. F. AHMANSON                   THE WAMU OFFER                    HOME SAVINGS
 & COMPANY]                  A MORE RATIONAL ANALYSIS               OF AMERICA]

--------------------------------------------------------------------------------

ASB is the in-market transaction, not GWF:




                                                Realistic         Realistic
                                    Expense  Cost Savings              Cost
                                       Base      Estimate           Savings
                                    =======================================
   GWF -- CA                         $  583          20%               $117
   American Savings                     268          50%                134
                                    =======================================
        Subtotal                        851          28%                251
   GWF -- Non CA                        317          10%                 32
                                    =======================================
        Total                        $1,168          24%               $283
   Projected Expense Savings                                            390/(1)/
   ========================================================================
   Overstatement                                                       $107
   ========================================================================

    (1) Includes $340 million of GWF and $50 million of ASB

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                  THE WAMU OFFER                    HOME SAVINGS
 & COMPANY]                        CREDIBILITY                     OF AMERICA]

--------------------------------------------------------------------------------

WAMU offer, with its aggressive revenue assumptions and unachievable cost saves, is:

 .   Not Simple
    ---

 .   Not Proven
    ---

 .   Not Low Risk
    ---

 .   Not Financially Flexible (pooling restrictions)
    ---

 .   Just Not Credible
         ---

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                  THE WAMU OFFER                    HOME SAVINGS
 & COMPANY]              SOME OTHER "SMALL" OVERSIGHTS             OF AMERICA]

--------------------------------------------------------------------------------

 .  Did they forget to mention that they would be increasing their balance sheet by over an unprecedented 400% in 12 months?
 .  Remember what happened the last time they doubled in size?
 .  What happened to "at least 15% EPS growth through the year 2000"?

[LOGO OF                                                           [LOGO OF
 H. F. AHMANSON                  THE WAMU OFFER                    HOME SAVINGS
 & COMPANY]                       IT'S DILUTIVE                     OF AMERICA]

--------------------------------------------------------------------------------

                                                                          Benefit of the
                                   WAMU              Reasonable                Doubt
                               Assumptions           Projections            Projections
                           ==================     =================      =================
                            1998        1999       1998       1999        1998       1999
                           ======      ======     ======     ======      ======     ======
   Pro Forma NI            $1,218      $1,448     $1,059     $1,243      $1,092     $1,285

   WAMU Stand Alone          4.58        5.13       4.58       5.27        4.58       5.27
   Pro Forma EPS             4.81        5.71       4.18       4.90        4.31       5.07
   Accretion/(Dilution)       5.1%       11.2%      (8.7%)     (6.9%)      (5.9%)     (3.8%)

[LOGO OF                                                           [LOGO OF
 H. F. AHMANSON                                                     HOME SAVINGS
 & COMPANY]                                                         OF AMERICA]

--------------------------------------------------------------------------------


                                  THE AHM OFFER

[LOGO OF                                                           [LOGO OF
 H. F. AHMANSON                                                     HOME SAVINGS
 & COMPANY]                       THE AHM OFFER                     OF AMERICA]

--------------------------------------------------------------------------------

Simple transaction, based on proven formula




    ------------------------
    Significant Cost Savings
    ------------------------
     [INSIDE GRAPHIC ARROW]                 Enhanced Shareholder Value:

                                              1. Significant accretion
             +         =                      2. Accelerated EPS growth



  ----------------------------
  Accelerated Stock Repurchase
  ----------------------------
     [INSIDE GRAPHIC ARROW]

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]                       THE AHM OFFER                     OF AMERICA]

--------------------------------------------------------------------------------

 .  Simple transaction
 .  Credible assumptions
    -  Achievable/conservative cost saves
    -  Share repurchases create financial flexibility
    -  Superior accretion even without possible revenue enhancements

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                 THE AHM OFFER                      HOME SAVINGS
 & COMPANY]             WAMU HAS NO REVENUE ADVANTAGE              OF AMERICA]

--------------------------------------------------------------------------------

 .  AHM has similar or superior product offerings
 .  AHM has operated in the GWF marketplace since 1889
    -  Significant consumer lending experience in CA
    -  Personnel trained and products deployed
 .  Superior business banking platform
 .  AHM's seasoned management team better equipped to leverage Aristar platform

[LOGO OF                                                           [LOGO OF
 H. F. AHMANSON                                                     HOME SAVINGS
 & COMPANY]                       THE AHM OFFER                     OF AMERICA]

--------------------------------------------------------------------------------

  .   Financially powerful combination enhancing shareholder value

                                BASE CASE      ENHANCED CASE*
                             ==============    ==============
                             1998      1999    1998      1999
                             ====      ====    ====      ====
   Cash EPS Accretion         15%       26%     19%       34%

   Reported EPS Accretion     (3%)       9%      2%       18%

* Enhanced case assumes AHM base EPS are approximately 10% higher than "street" estimates, 50% of WAMU's revenue enhancements, and $50 million of additional cost saves

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]              RELEVANT MANAGEMENT EXPERIENCE            OF AMERICA]

-------------------------------------------------------------------------------

                                  Basic Issue

Which company, WAMU or AHM, has the most relevant management experience to:

 . Take a traditional California thrift (GWF) to bank-like returns

 . Run a consumer finance company

 . Deliver the results on this deal

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]             RELEVANT MANAGEMENT EXPERTISE              OF AMERICA]

--------------------------------------------------------------------------------

                                                     WAMU
   CALIFORNIA MARKET EXPERIENCE                       NO
   FLORIDA MARKET EXPERIENCE                          NO
   CALIFORNIA CREDIT CYCLE KNOWLEDGE                  NO
   CONSUMER FINANCE EXPERTISE                         NO
   RELEVANT ASSET / LIABILITY EXPERIENCE              NO
   LOCAL EXECUTIVE MANAGEMENT                         NO

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]             EXCEEDING FINANCIAL EXPECTATIONS           OF AMERICA]

--------------------------------------------------------------------------------

                            LOWER "G&A" EXPENSE

                                     [GRAPH APPEARS HERE]

Quarters:                    4Q95   1Q96   2Q96   3Q96*   4Q96
G&A
(Dollars in Millions):       $199   $193   $190   $190    $188

                                      HIGHER FEE INCOME

                                     [GRAPH APPEARS HERE]
Quarters:                    4Q95   1Q96   2Q96   3Q96   4Q96
Other Fee Income
(Dollars in Millions):       $27    $27    $31    $34    $44

                                      IMPROVED EFFICIENCY

                                      [GRAPH APPEARS HERE]
Quarters:                    1995   1Q96   2Q96   3Q96*  4Q96

Efficiency Ratio:            58.9%  53.8%  52.8%  53.1%  49.5%

                                     POWER OF STOCK BUYBACK

                                      [GRAPH APPEARS HERE]

                             $ Net Income         Fully-Diluted EPS
4Q96 Percent Increase
over 4Q95:                        50%                    85%


*   3Q96 excludes SAIF recap and FIB acquisition charges

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]          AHM: EXCEEDING FINANCIAL EXPECTATIONS         OF AMERICA]

--------------------------------------------------------------------------------

                           CONSUMER LOAN PRODUCTION
                             [GRAPH APPEARS HERE]

Quarters:             Q4-1995      Q1-1996     Q2-1996      Q3-1996      Q4-1996
                      -------      -------     ------       -------      -------
($ in millions):      $19          $16         $51          $71          $131

                               INVESTMENT SALES
                            (AVG DAILY CORE SALES)
                             [GRAPH APPEARS HERE]


                       1995         1996     FEB-97
                      -------      -------   ------
($ in millions):       $861        $2,230    $3,540

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]          AHM:  EXCEEDING FINANCIAL EXPECTATIONS        OF AMERICA]

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SIGNIFICANTLY IMPROVED RETURNS


                            CASH RETURN ON ASSETS

                            [GRAPH APPEARS HERE]

                                                      4Q96
Quarters:         1Q96     2Q96    3Q96    4Q96    (Reported)

                  0.53%    0.58%   0.62%   0.78%     0.73%

                     CASH RETURN ON EQUITY

                      [GRAPH APPEARS HERE]

                                                      4Q96
Quarters:     1Q96       2Q96     3Q96     4Q96     (Reported)

              9.6%      10.8%     11.6%    16.6%      14.7%

------------------
3Q96 excludes SAIF recap and First Interstate branch acquisition charges

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]             RELEVANT MANAGEMENT EXPERTISE              OF AMERICA]

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
                                                     WAMU     AHM
   CALIFORNIA MARKET EXPERIENCE                       NO      YES
   FLORIDA MARKET EXPERIENCE                          NO      YES
   CALIFORNIA CREDIT CYCLE KNOWLEDGE                  NO      YES
   CONSUMER FINANCE EXPERTISE                         NO      YES
   RELEVANT ASSET / LIABILITY EXPERIENCE              NO      YES
   LOCAL EXECUTIVE MANAGEMENT                         NO      YES

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]           CREDIBILITY OF AHMANSON MANAGEMENT           OF AMERICA]

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                                 Acquisitions

 . $8 Billion of California Deposits
     . All acquisitions successfully completed
     . Results delivered
     . Time and again

 . 61 First Interstate Branches

     . Full business lending developed
     . Full business cash management developed
     . Systems developed in less than 6 months
     . All integrated with no increase in G&A

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                 THE AHM OFFER                      HOME SAVINGS
 & COMPANY]            EXCEEDING FINANCIAL EXPECTATIONS            OF AMERICA]

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 . Credit quality improvement
   . NPAs in February down $194 million from peak a year ago
   . Single family NPLs down 12 consecutive months
   . Estimated 1Q credit costs approximates $50 million

 . G&A flat despite significant revenue growth
 . Consumer loan originations at $500 million run rate
 . 1Q 1997 earnings of approximately $0.75 or higher
 . 1997 earnings to exceed Street estimates by 5-15%

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]                                                        OF AMERICA]

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                                EXECUTION RISKS

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                      WAMU                          HOME SAVINGS
 & COMPANY]                   HIGH EXECUTION RISK                  OF AMERICA]

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 . Integrating GWF into unstable environment
    - ASB not yet integrated
    - Read WAMU risk factor disclosures in 8-K
 . Increasing deposits by 473% in 12 months
    - Never before on this scale
      -----
 . No financial flexibility because of pooling
 . No track record of California acquisitions
 . Aggressive revenue growth and cost savings simultaneously
                                             --------------

[LOGO OF                                                           [LOGO OF
 H. F. AHMANSON                     AHM                             HOME SAVINGS
 & COMPANY]                  LOW EXECUTION RISK                     OF AMERICA]

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 . Integrating GWF into a stable environment
 . Company understands markets and competitive environment
 . Been there, done that
 . Capital management strategy consistent with track record
 . Cost saves are conservative
 . Revenue enhancements, all upside

[LOGO OF                                                           [LOGO OF
 H. F. AHMANSON                                                     HOME SAVINGS
 & COMPANY]                   COMPARING THE OFFERS                  OF AMERICA]

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Even without considering our enhanced case, the AHM offer is the clear choice

                                                              WAMU
                                                           REASONABLE
                               AHM BASE CASE               PROJECTIONS
                             =================         ==================
                             1998         1999         1998          1999
                             =================         ==================
   Cash EPS Accretion        15%          26%          (8)%          (7)%

   Reported EPS Accretion    (3)%          9%          (9)%          (7)%

[LOGO OF                                                           [LOGO OF
 H. F. AHMANSON                                                     HOME SAVINGS
 & COMPANY]                   COMPARING THE OFFERS                  OF AMERICA]

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
                                                AHM Offer                    WAMU Offer
                                           ==================       =============================
                                            Base    Enhanced          Reasonable      Benefit of
Cash Basis                                  Case      Case           Assumptions      the Doubt
==========                                 =====    =========       =============    ============
   Pro Forma EPS
     1998E                                 $4.10      $4.50            $4.42             $4.54
     1999E                                  4.95       5.53             5.13              5.30

   Exchange Ratio                           1.05X      1.05X            0.90X             0.90X
-------------------------------------------------------------------------------------------------
|  Pro Forma EPS per GWF Shareholder                                                            |
|    1998E                                 $4.31      $4.72            $3.97             $4.09  |
|    1999E                                  5.20       5.81             4.62              4.77  |
-------------------------------------------------------------------------------------------------

[LOGO OF                                                           [LOGO OF
 H. F. AHMANSON                                                     HOME SAVINGS
 & COMPANY]                       SUMMARY                           OF AMERICA]

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 . Credibility is critical
 . WAMU projections don't compute
    - Based on comparable transactions and other relevant factors, their cost savings and revenue enhancements are significantly overstated
 . WAMU's offer is permanently dilutive
 . The AHM offer provides superior value to GWF shareholders
 . Because we have the superior offer, we remain committed

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                   QUOTATIONS FROM                  HOME SAVINGS
 & COMPANY]             WAMU'S FORM 8-K FILED MARCH 6, 1997        OF AMERICA]

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INTEGRATION RISK
----------------

" . . . THE INTEGRATION OF GWF AND ASB MAY POSE DIFFICULTIES THAT COULD ADVERSELY AFFECT THE RESULTS OF OPERATIONS OF THE COMBINED COMPANY. IN ADDITION, THE MERGER WITH GWF WILL BRING 120 BRANCH LOCATIONS IN FLORIDA WITH $7.1 BILLION IN DEPOSITS AND 129 RETAIL MORTGAGE OFFICES AND 36 WHOLESALE OFFICES IN 27 STATES, AREAS WHERE WAMU HAS LIMITED OPERATING EXPERIENCE."

LOAN GROWTH RISK
----------------

"[PROJECTIONS] ASSUME THAT FOLLOWING THE MERGER THE COMBINED COMPANY WILL BE ABLE TO RETAIN A GREATER PERCENTAGE OF LOAN ORIGINATIONS THAN EITHER WAMU OR GWF COULD ON A STAND-ALONE BASIS, WHICH IT IS ANTICIPATED WILL INCREASE NET INCOME."

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                   QUOTATIONS FROM                  HOME SAVINGS
 & COMPANY]             WAMU'S FORM 8-K FILED MARCH 6, 1997        OF AMERICA]

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CALIFORNIA EXPERIENCE
---------------------

"WAMU MANAGEMENT AT THE HOLDING COMPANY LEVEL HAS LIMITED OPERATING EXPERIENCE IN CALIFORNIA, WHERE THE GREATEST EXPANSION OF CONSUMER BANKING ACTIVITIES IS EXPECTED TO OCCUR. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE COMBINED COMPANY'S EMPHASIS ON CONSUMER BANKING ACTIVITIES WILL BE SUCCESSFUL IN THE CALIFORNIA MARKET OR THAT ANY INCREASE IN FEE INCOME ANTICIPATED BY THE [PROJECTIONS] WILL BE ACHIEVED."

CONSUMER FINANCE EXPERIENCE
---------------------------

"WAMU HAS LITTLE EXPERIENCE IN OPERATING A CONSUMER FINANCE COMPANY." "IF WAMU IS NOT ABLE TO RETAIN OTHER KEY MANAGEMENT PERSONNEL OF ARISTAR, RESULTS OF OPERATION OF ARISTAR COULD BE MATERIALLY ADVERSELY AFFECTED, WHICH COULD MATERIALLY AFFECT THE EARNINGS CONTRIBUTION OF ARISTAR..."

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]                                                        OF AMERICA]

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SHARES OF GREAT WESTERN FINANCIAL CORPORATION ("GWF") COMMON STOCK HELD BY H. F.
  AHMANSON & COMPANY ("AHMANSON"), ITS DIRECTORS AND EXECUTIVE OFFICERS AND
       CERTAIN EMPLOYEES, OTHER REPRESENTATIVES OF AHMANSON AND CERTAIN
        OTHER PERSONS WHO MAY SOLICIT PROXIES OR CONSENTS, AND CERTAIN
                   TRANSACTIONS BETWEEN ANY OF THEM AND GWF


     AHMANSON AND CERTAIN OTHER PERSONS NAMED BELOW MAY SOLICIT PROXIES (A) TO ELECT THREE NOMINEES AND ONE OR MORE ALTERNATE NOMINEES (THE "NOMINEES") AS DIRECTORS OF GWF AT THE ANNUAL MEETING OF STOCKHOLDERS OF GWF TO BE HELD ON A DATE TO BE ANNOUNCED (THE "ANNUAL MEETING") AND (B) IN FAVOR OF THE ADOPTION AT THE ANNUAL MEETING OF A NON-BINDING STOCKHOLDER RESOLUTION AND SEVEN PROPOSALS TO AMEND THE BY-LAWS OF GWF. AHMANSON AND CERTAIN OTHER PERSONS NAMED BELOW ARE ALSO SOLICITING CONSENTS FROM STOCKHOLDERS OF GWF TO APPROVE PROPOSALS, WITHOUT A STOCKHOLDERS' MEETING, TO ADOPT A NON-BINDING RESOLUTION OF STOCKHOLDERS AND AMENDMENTS TO THE BY-LAWS OF GWF. THE PARTICIPANTS IN THIS SOLICITATION MAY INCLUDE AHMANSON; THE DIRECTORS OF AHMANSON (BYRON ALLUMBAUGH, HAROLD A. BLACK, RICHARD M. BRESSLER, DAVID R. CARPENTER, PHILIP D. MATTHEWS, RICHARD L. NOLAN, DELIA M. REYES, CHARLES R. RINEHART, FRANK M. SANCHEZ, ELIZABETH A. SANDERS, ARTHUR W. SCHMUTZ, WILLIAM D. SCHULTE, AND BRUCE G. WILLISON); THE FOLLOWING EXECUTIVE OFFICERS AND EMPLOYEES OF AHMANSON OR ITS SUBSIDIARIES: KEVIN M. TWOMEY (SENIOR EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER), MADELEINE
A. KLEINER (SENIOR EXECUTIVE VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER AND GENERAL COUNSEL), ANNE-DRUE M. ANDERSON (EXECUTIVE VICE PRESIDENT AND TREASURER), TIM S. GLASSETT (FIRST VICE PRESIDENT AND ASSISTANT GENERAL COUNSEL), LINDA MCCALL (SENIOR VICE PRESIDENT AND DIRECTOR OF CORPORATE TAXES), STEPHEN A. SWARTZ (SENIOR VICE PRESIDENT AND DIRECTOR OF INVESTOR RELATIONS), BARBARA TIMMER (SENIOR VICE PRESIDENT AND DIRECTOR OF GOVERNMENT AND LEGISLATIVE AFFAIRS), MARY A. TRIGG (SENIOR VICE PRESIDENT AND DIRECTOR OF PUBLIC RELATIONS), ERIC WARMSTEIN (SENIOR VICE PRESIDENT AND DIRECTOR OF CORPORATE DEVELOPMENT), SAMANTHA DAVIES (VICE PRESIDENT OF PUBLIC RELATIONS), ADRIAN RODRIGUEZ (VICE PRESIDENT OF PUBLIC RELATIONS), AND PETER BENNETT (ASSISTANT VICE PRESIDENT OF PUBLIC RELATIONS); AND THE FOLLOWING NOMINEES: LAWRENCE A. DEL SANTO, ROBERT T. GELBER, WOLFGANG SCHOELLKOPF, HUGH M. GRANT AND JOHN E. MEROW.

[LOGO OF                                                          [LOGO OF
 H. F. AHMANSON                                                    HOME SAVINGS
 & COMPANY]                                                        OF AMERICA]

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        As of the date of this communication, Ahmanson is the beneficial owner of 188,000 shares of GWF Common Stock; Ahmanson may purchase additional, or sell, shares of GWF Common Stock from time to time. Other than Mr. Gelber, who owns 332 shares of GWF Common Stock, none of the Nominees is the beneficial owner of any GWF Common Stock.

        Other than set forth herein, as of the date of this communication, neither Ahmanson nor any of its directors, executive officers or other representatives or employees of Ahmanson, any Nominees or other persons known to Ahmanson, who may solicit proxies has any security holdings in GWF. Ahmanson disclaims beneficial ownership of any securities of GWF held by any pension plan or other employee benefit plan of Ahmanson or by any affiliate of Ahmanson. Ahmanson further disclaims beneficial ownership of any securities of GWF held by Ahmanson or any of its subsidiaries for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of business.

        Although Credit Suisse First Boston Corporation ("CSFB") and Montgomery Securities ("Montgomery"), financial advisors to Ahmanson, do not admit that they or any of their directors, officers, employees or affiliates are a "participant," as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934 by the Securities and Exchange Commission, or that such
Schedule 14A requires the disclosure of certain information concerning CSFB or Montgomery, CSFB and Montgomery may assist Ahmanson in such a solicitation. Each of CSFB and Montgomery engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of their respective businesses, each of CSFB and Montgomery may trade securities of GWF for their own account and the account of their customers and, accordingly, may at any time hold a long or short position in such securities. As of March 6, 1997, CSFB held a net 4,124 shares of GWF common stock and Montgomery held no shares of GWF common stock.

        Except as disclosed above, to the knowledge of Ahmanson, none of Ahmanson, the directors or executive officers of Ahmanson, the employees or other representatives of Ahmanson who may participate in this solicitation or the Nominees named above has any interest, direct or indirect, by security holdings or otherwise, in GWF.